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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form 8-K/A-1

                                 Current Report

                                     0-16715
                             ----------------------
                             Commission File Number

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 January 3, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           PhoneTel Technologies, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Ohio                         34-1462198
         -----------------------        -------------------------
         (State of Incorporation)      (I.R.S. Identification No.)

                               1127 Euclid Avenue
                            650 Statler Office Tower
                           Cleveland, Ohio 44115-1601
               ---------------------------------------------------
               Address and zip code of principal executive offices

                                 (216) 241-2555
                          -----------------------------
                          Registrant's telephone number


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Part I

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired. The following financial statements for Cherokee Communications, Inc. as of and for the years ended September 30, 1996 and 1995 are set forth in Exhibit 99.1 hence and incorporated herein by reference.

     1.    Cherokee Communications, Inc.
           Audited Financial Statements:
                  Independent Auditors' Report
                  Balance Sheets as of September 30, 1996 and 1995 Statements of Income for the years ended September 30,
                    1996, 1995 and 1994
                  Statements of Shareholders' Equity for
                    the years ended September 30, 1996, 1995 and 1994
                  Statements of Cash Flows for the years ended September 30,
                    1996, 1995, and 1994
                  Notes to Financial Statements

(c)  Exhibits

Exhibit No.    Document
-----------    --------

  99.1         Financial Statements of Cherokee Communications, Inc. listed in
               Item 7(a)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PhoneTel Technologies, Inc.
                                      (Registrant)



Date:  January 27, 1997               By: /s/ Peter G. Graf
                                      ---------------------
                                      Peter G. Graf
                                      Chairman of the Board and
                                      Chief Executive Officer


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Exhibit No.    Document
----------     --------

   99.1 Financial Statements of Cherokee Communications, Inc. as listed in Item 7(a)